Organization And Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

Note 1 - Organization and Summary of Significant Accounting Policies

A.           General

Given Imaging Ltd. (the "Company") was incorporated in Israel in January 1998.

The Company has developed the Given System, a proprietary wireless imaging system for visual examination of the gastrointestinal ("GI") tract. The system uses a miniaturized video camera contained in a capsule, referred to as the PillCam™ capsule, which is ingested by the patient and delivers high quality color images in a painless and noninvasive manner.

The Given System consists of three principal components:

•               a single-use, disposable PillCam color-imaging capsule that is ingested by the patient;

•               a portable data recorder and sensors that are worn by the patient; and

•	a proprietary software, known as RAPID, for downloading, processing and analyzing recorded data.

In 2001, the Company commenced marketing the Given System with the PillCam SB capsule for visualizing and detecting disorders of the small bowel.  PillCam SB is cleared for marketing in the United States, the European Union and Japan, which are the Company's principal markets. In November 2004, the Company began marketing and sale of the PillCam ESO capsule for visualization of the esophagus. This capsule is cleared for marketing in all principal markets, except Japan.  In the second half of 2007, the Company began selling the first generation of its PillCam COLON capsule in Europe. The Company received the CE mark for this capsule in late 2009. The European Union is currently the only major market with clearance to market and sell the PillCam COLON capsule.

The Company has direct or indirect wholly-owned subsidiaries in the United States, Brazil, the Netherlands, Germany, France, Australia, Hong Kong, Vietnam, Japan and Singapore.

In December 2008, the Company acquired the Bravo pH monitoring business from Medtronic, Inc. The Bravo pH monitoring system is the only wireless, catheter-free pH test for Gastro Esophageal Reflux Disease, or GERD, and uses a disposable capsule temporarily placed in the esophagus that measures pH levels and transmits the data to an external receiver. pH testing is considered the standard test for diagnosing GERD.

In April  2010, the Company acquired privately-held Sierra Scientific Instruments ("Sierra"), now known as Given Imaging (Los Angeles) ("GILA"), for approximately $35 million in cash. GILA is a leading provider of specialty diagnostic devices for the gastrointestinal tract.  GILA's primary business is the development, manufacture and sale of high-resolution pressure systems, also known as high resolution manometry, for the diagnosis of motility disorders within the GI tract. GILA's high resolution manometry systems are sold under the name ManoScan.  Since sales began in 2004, GILA has produced and installed ManoScan™ systems world-wide and supported numerous clinical procedures. GILA also markets and sells catheter-based pH and impedance monitoring systems. As part of the acquisition, the Company acquired 100% of the shares of GILA's subsidiary, a Vietnamese company, which manufactures catheters (for more details see Note 16B).

In October 2012, the Company acquired from The SmartPill Corporation ("SmartPill"), a U.S. based-company, assets related to the SmartPill® GI Monitoring System for $6 million plus an earn-out component. The SmartPill® is an ingestible capsule that uses sensor technology to measure pH, pressure and temperature in the gastrointestinal tract. The SmartPill System measures gastric emptying and the transit time of solid and liquid content through the entire gastrointestinal tract and is used to evaluate motility disorders such as gastroparesis and constipation.

A.           General (cont'd)

The Company operates in the medical device industry and its business is subject to numerous risks, including, without limitations, (1) the Company's ability to develop and bring to market new products, (2) the Company's ability to receive regulatory clearance or approval to market its products or changes in regulatory environment, (3) the Company's success in implementing its sales, marketing and  manufacturing plans, (4) continuous supply of certain components from third-party suppliers, (5) protection and validity of patents and other intellectual property rights, (6) the impact of currency exchange rates, (7) the effect of competition by other companies, (8) the outcome of significant litigation, and (9) the existence of favorable reimbursement for its product from government and commercial payors, (10) changes and reforms in applicable healthcare laws and regulations, (11) quarterly variations in operating results, (12) the possibility of armed conflicts or civil or military unrest in Israel, (13) risks associated with the acquisition and integration of other businesses, and (14) the impact of macro-economic and market conditions in the Company's main markets.

B.           Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly-owned subsidiaries in the United States (including GILA, see note 16B), Germany, France, the Netherlands, Hong-Kong, Singapore, Vietnam, Japan, Brazil and Australia. The accounts of the subsidiaries are consolidated from the date of their inception, except for the accounts of GILA, which are consolidated from April 1, 2010, the closing date of the GILA acquisition. All intercompany balances and transactions have been eliminated in consolidation.  As of December 31, 2012, the Company considers itself operating in only one segment.
C.           Functional and reporting currency

The functional and reporting currency of the Company and all its subsidiaries is the U.S. dollar.

Transactions denominated in foreign currencies other than the U.S. dollar are translated into the functional currency using the prevailing exchange rates at the date of the transactions. Monetary accounts maintained in currencies other than the U.S. dollar are re-measured using the representative foreign exchange rate at the balance sheet date. Gains and losses from the translation of foreign currency balances are recorded in financial income, net.

D.           Cash and cash equivalents

All highly-liquid investments with original maturity of three months or less from the date of deposit are considered to be cash equivalents.

E.           Allowance for doubtful accounts receivable - trade

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of balances, the collection of which, in management's opinion, is doubtful. In determining the adequacy of the allowance, management bases its opinion on the estimated risk, in reliance on available information with respect to the debtor's financial position and an evaluation of the collateral received.

E.           Allowance for doubtful accounts receivable - trade (cont'd)

The activity in the allowance for doubtful accounts for the three years ended December 31, 2012 is as follows:

	Year ended December 31,
	2012	2011	2010
Opening balance	$311	$295	$252
Additional provision	261	150	362
Write-offs	(229)	(134)	(319)

Closing balance	$343	$311	$295

F.           Inventories

Inventories are stated at lower of cost or market.  Cost is determined using the average cost method for raw materials, components and finished goods and on the basis of actual manufacturing costs for work in progress.

Inventory that is not expected to be consumed in the next operating cycle, based upon sales forecast, is classified as non-current (for more details see Note 4).

G.           Assets held for employees' severance payments

Assets held for employees' severance payments represent contributions to insurance policies that are recorded at their current redemption value.

H.           Marketable securities
The Company accounts for marketable securities under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 320-10 "Accounting for Certain Investments in Debt and Equity Securities" ("ASC 320-10").

Available-for-sale securities are recorded at fair value. Changes in fair value based on closing market prices of the securities at balance sheet date are recorded directly to shareholders' equity as accumulated other comprehensive income (loss). A decline in market value of available for sale security below cost deemed "other than temporary" will be charged to the statement of income when it occurs.

As of December 31, 2012, marketable securities consist of corporate bonds, which the Company classified as "available-for-sale".

I.           Fixed assets

Fixed assets are stated at cost.  Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:
%
Computers and software	33
Instruments and laboratory equipment	15
Leasehold improvements	10
Motor vehicles	15
Machinery and equipment	15
Communication equipment	15
Office furniture and equipment	10-15

Motor vehicles purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception.  Such assets and leasehold improvements are depreciated and amortized, respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

The Company evaluates fixed assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, in accordance with the provisions of ASC 360-10, "Accounting for the Impairment of or Disposal of Long-Lived Assets" ("ASC 360-10"). Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of the assets is less than the undiscounted future net cash flows, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets

J.           Definite-life intangible assets

Definite-life intangible assets acquired in business combinations consist mainly of acquired technology (including in-process research and development expenditures), trademarks, patents and customer relationships, and are amortized using the straight-line method over their estimated period of useful life, mainly 8 to 20 years (for more details see Note 16B and Note 16D).

Legal expenses related to patents and trademarks registration have been capitalized and amortized over the expected useful life of the assets, which is mainly 8 years.

Technology and content costs are generally expensed as incurred, except for certain costs relating to the development of the Company's website that are capitalized and amortized over their estimated useful life which is generally 3 years.

Amortization charges are classified according to the expense category that benefits from the related intangible asset.

Definite-life intangible assets are evaluated for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, in accordance with ASC 360-10 (see Note 1I above).

K.           Goodwill

Pursuant to ASC 350-20, "Goodwill and Other Intangible Assets," goodwill and indefinite life intangible assets are not amortized but rather tested for impairment at least annually.

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually in accordance with the provisions of FASB ASC Topic 350, Intangibles - Goodwill and Other. The goodwill impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed. If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the enterprise must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis.

The Company performs its annual impairment review of goodwill at December 31, and when a triggering event occurs between annual impairment tests. (See also Note 17 for details.)

L.	Stock compensation plans

Stock-based compensation is accounted for based on the provisions of ASC 718-20, "Share-Based Payment" ("ASC 718-20"). ACS 718-20 requires compensation expense relating to share-based payments to be recognized in income using a fair-value measurement method. Under the fair value method, the estimated fair value of awards at the grant date is charged to income on a straight-line basis over the requisite service period, which is generally the vesting period.

Stock-based compensation recognized in the consolidated statements of income is based on awards ultimately expected to vest. As a result, the expense has been reduced for estimated forfeitures. ASC 718-20 requires forfeitures to be estimated at the time of grant and revised in subsequent periods if actual forfeitures differ from those estimates.

M.           Earnings per Ordinary Share

Basic and diluted earnings per Ordinary Share are presented in conformity with ASC 260-10, "Earnings Per Share".  Basic earnings per Ordinary Share are calculated by dividing the net profit attributable to Ordinary Shares, by the weighted average number of Ordinary Shares outstanding.  Diluted earnings per Ordinary share calculation is similar to basic earnings per share except that the weighted average of Ordinary Shares outstanding is increased to include the number of additional Ordinary Shares that would have been outstanding if the dilutive potential Ordinary Shares from options and restricted share units had been exercised.

M.           Earnings per Ordinary Share (cont'd)

The following table summarizes information related to the computation of basic and diluted earnings per Ordinary Share for the years indicated.

	Year ended December 31,
	2012	2011	2010
Net profit attributable to Ordinary Shares	$14,350	$11,978	$8,478

Weighted average number of Ordinary Shares outstanding
used in basic earnings per Ordinary Share
Calculation	30,853,581	30,212,787	29,670,842

Add assumed exercise of outstanding dilutive
potential Ordinary Shares	709,627	876,712	854,812

Weighted average number of Ordinary Shares outstanding
used in diluted earnings per Ordinary Share
Calculation	31,563,208	31,089,499	30,525,654

Basic earnings per Ordinary Share	$0.47	$0.40	$0.29

Diluted earnings per Ordinary Share	$0.45	$0.39	$0.28

Number of equity awards excluded from the
diluted earnings per share calculation
due to their anti-dilutive effect	1,508,694	3,904,630	4,763,410

N.           Use of estimates

The preparation of the consolidated financial statements, in accordance with generally accepted principles in the United States of America, requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Significant items subject to such estimates and assumptions include the useful lives of fixed assets, allowances for doubtful accounts, the valuation of deferred tax assets, intangible assets, goodwill, inventory, derivatives, share-based compensation, reserves for income tax uncertainties, contingent consideration in respect of business combination and other contingencies. Actual results could differ from those estimates.

O.           Revenue recognition

Revenues from sales of products are recognized upon delivery provided that the collection of the resulting receivable is reasonably assured, persuasive evidence of an arrangement exists, no significant obligations in respect of installation remain and the sales price is fixed or determinable.

The Company accrues estimated warranty costs at time of shipment based on contractual rights and historical experience.  The Company's policy is not to grant return rights.

O.           Revenue recognition (cont'd)

Taxes collected from customers and remitted to governmental authorities are presented in the financial statements on a net basis.

For sales contracts, which include a Post Contract Customer Support ("PCS") component, revenues allocated to PCS in accordance with ASC Subtopic 605-25, "Revenue Recognition - Multiple Element Arrangements", are deferred and recognized ratably over the term of the support period. For multi-element arrangements that include tangible products that contain software that is essential to the tangible product's functionality and undelivered software elements that relate to the tangible product's essential software, the Company allocates revenue to all deliverables based on their relative selling prices, in accordance with ASU 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements. In such circumstances, the Company uses a hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence of fair value ("VSOE"), (ii) third-party evidence of selling price ("TPE"), and (iii) best estimate of the selling price ("ESP").

The Company accounts for multiple element arrangements that consist only of software or software-related products, including PCS, in accordance with ASC Subtopic 985-605 "Software Revenue Recognition". For such arrangements, revenue that includes multiple elements is allocated to each element based on the relative fair value of each element, and fair value is determined by VSOE. If the Company cannot objectively determine the fair value of any undelivered element included in such multiple-element arrangements, the Company defers revenue until all elements are delivered and services have been performed, or until fair value can objectively be determined for any remaining undelivered elements.

P.	Government-Sponsored Research and Development

The Company participates in various programs of the Office of the Chief Scientist of the Israeli Ministry of Industry and Trade (the "OCS"), some of which are royalty bearing. Grants received from the OCS are recorded as a reduction of research and development expenses, at the time the related expense is incurred and subject to grant approval.Royalties payable to OCS are classified as cost of revenues.

Q.           Taxes on income

The Company accounts for income taxes under ASC 740, "Income Taxes" ("ASC 740"). Under ASC 740, deferred tax assets or liabilities are recognized in respect of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts as well as in respect of tax loss and credit carry forwards, based on enacted statutory tax rates applicable to the periods in which such deferred taxes will be realized.  The tax effect resulting from a change in tax rates is recognized in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount that is more likely than not to be realized.

The Company may incur additional tax liability in the event of intercompany dividend distributions by some of its subsidiaries.  Those subsidiaries have, at December 31, 2012, accumulated retained earnings of approximately $8 million which may be distributed as dividends. Such additional tax liability in respect of these non-Israeli subsidiaries has not been provided for in these financial statements as the Company does not expect these subsidiaries to distribute dividends in the foreseeable future.

The Company accounts for uncertainty in income taxes, under ASC 740-10 which prescribe a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. ASC 740-10 also provides guidance on de-recognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure and transition. The Company follows a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit.  The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement.

The Company's accounting policy is to accrue interest and penalties related to unrecognized tax benefits as a component of income tax expenses in the consolidated statements of income.

R.           Research and development costs

Research and development costs, net of grants received, are charged to the statement of income as incurred (excluding in-process research and development expenditures acquired in business combinations). ASC 985-20, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Technological feasibility is established upon completion of a working model and success in clinical trials. Costs, incurred by the Company between completion of the working models and success in clinical trials and the point at which the products are ready for general release, have been insignificant. Therefore, research and development costs are charged to the statement of income, as incurred

S.           Allowance for product warranty

It is the Company's policy to grant a warranty for certain products. The balance sheet provision for warranties is determined based upon the Company's experience regarding the relationship between sales and warranty costs.

T.           Concentration of credit risk

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents, trade accounts receivable and marketable securities.

Cash and cash equivalents are deposited with major financial institutions in Europe, the United States, Japan, Australia, Singapore, Hong Kong, Brazil, Vietnam and Israel.

The Company performs ongoing credit evaluations of the financial condition of its customers.  The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base and the Company's policy of requiring collateral or security with respect to receivables due from distributors.

The marketable securities held by the Company are highly rated corporate bonds, see also Note 5B.

U.           Comprehensive Income

In addition to net profit, comprehensive income includes unrealized gains or losses arising from marketable securities classified as available-for-sale.

V.           Fair Value Measurements

The Company's financial instruments include mainly cash and cash equivalents, accounts receivable, short term investments, contingent consideration in respect of business combination, marketable securities and accounts payable. The carrying amounts of these financial instruments approximate their fair value.

The Company implements ASC Topic 820 "Fair Value Measurements and Disclosures" ("ASC 820") for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements. ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for the asset or liability. (For details see Note 15).

Derivative financial instruments

The Company enters into forward exchange contracts to hedge certain anticipated transactions which are expected to be denominated in non-dollar currencies. These derivatives are not designated as hedging instruments for accounting purposes. The derivatives are recognized on the balance sheet at their fair value. Changes in the fair value are recognized in the statement of income as 'financial income – net'.

W.           Business Combinations

The Company accounts for business combinations under the revised principles of ASC Topic 805 ("ASC 805"), Business Combinations, related to business combinations and non-controlling interests.  ASC 805 requires recognition of assets acquired, liabilities assumed, and non-controlling interest in the acquiree at the acquisition date, measured at their fair values as of that date. ASC 805 also requires the fair value of acquired in-process research and development ("IPR&D") to be recorded as intangibles with indefinite lives, contingent consideration to be recorded on the acquisition date, and restructuring and acquisition-related deal costs to be expensed as incurred. In addition, changes in valuation allowance related to acquired deferred tax assets and in acquired income tax position are to be recognized in earnings.

The Company applied the revised principles to the acquisitions of SmartPill in 2012 and Sierra in 2010 (see Note 16D and 16B, respectively, for details).

X.           Recent accounting pronouncements

In December 2011, the FASB issued ASU 2011-11 Balance Sheet (Topic 210)-Disclosures about Offsetting Assets and Liabilities: The amendments in this ASU will enhance disclosures by requiring improved information about financial instruments and derivative instruments that are either (1) offset in accordance with either Section 210-20-45 or Section 815-10-45 or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with either Section 210-20-45 or Section 815-10-45. The Company will be required to apply the amendments for annual reporting periods beginning on January 1, 2013. It is not expected to have a material impact on the Company's consolidated financial statements.